                                                                    EXHIBIT 10.2



September 14, 1999



Eric R. Garen
Learning Tree International, Inc.

Dear Mr. Garen:

     This will confirm our agreement to extend until September 30, 2000 the term of your Employment Agreement dated as of October 1, 1995. All of the other terms of the Employment Agreement will remain as they have been.

Very truly yours,

Learning Tree International, Inc.



By               /s/ Mary C. Adams
    ----------------------------------------------
     Mary C. Adams, Vice President, Administration


Accepted and Agreed:



By        /s/ Eric R. Garen
    ---------------------------
           Eric R. Garen

Dated      September 14, 1999
       -------------------------